                                CC FINANCE L.L.C.
                                Raritan Plaza III
                            101 Fieldcrest Ave., #500
                                Edison, NJ 08837

                             MASTER LEASE AGREEMENT
                                   NO. 521596
                                     PART I

         This Master Lease Agreement between CC FINANCE L.L.C. ("Lessor") and the undersigned ("Lessee"), is in consideration of the mutual covenants, terms and conditions herein contained, and shall apply to certain property, together with all components, parts, additions and attachments now incorporated therein or hereafter incorporated herein (all such property hereinafter collectively referred to as the "Equipment") described in the Equipment Schedule(s) to be executed pursuant hereto (all such schedules are hereinafter collectively referred to as the "Equipment Schedule"). This Agreement shall also be subject to the additional terms and conditions set forth in the Equipment Schedule(s). The term of this Agreement with respect to any item of the Equipment shall consist of the term set forth in the Equipment Schedule relating thereto. This Agreement shall be effective with respect to each Equipment Schedule from and after the date of acceptance by Lessor of said Equipment Schedule. Lease payments are to be made in the manner specified in the Equipment Schedule and shall commence on the date the Equipment Schedule is accepted by Lessor. Lessee must notify Lessor of Equipment to be included in any proposed Equipment Schedule and Lessor reserves the right to accept or reject such Equipment. Lessor's acceptance of the Equipment Schedule shall be evidenced by Lessor's execution of the Acceptance Section of each Schedule. Upon receipt of written notice by either party hereto by certified mail from the other party further attachments, incorporations or additions of Equipment Schedule(s) to this Agreement shall cease. The cessation of further additions to this Agreement shall not in any way affect the validity and enforceability of this Agreement and any equipment.

                                     PART II

THIS LEASE CANNOT BE CANCELLED EXCEPT AS EXPRESSLY PROVIDED HEREIN. THIS LEASE SHALL BECOME EFFECTIVE UPON EXECUTION BY LESSOR AT ITS OFFICE.

1. TERMS AND CONDITIONS. In consideration of Lessor's purchase of the equipment selected by Lessee, Lessor leases to Lessee, and Lessee leases from Lessor, the equipment identified on the front hereof and on any attached schedule ("Equipment") pursuant to the terms and conditions set forth herein. Lessee authorizes Lessor to insert in this Equipment Lease Agreement ("Lease") serial numbers and other identification data when determined. THIS LEASE CONSTITUTES THE FULL AND ENTIRE AGREEMENT between the Lessor and Lessee in connection with the Equipment and MERGES ANY OTHER UNDERSTANDING. In no case shall the preprinted terms and conditions on Lessee's or Supplier's standard transactional documentation (e.g., order forms and invoices) apply to Lessor. Neither party relies on any other statement, representation or assurance of cure. THE LEASE CAN BE NEITHER CANCELLED NOR MODIFIED except by a written agreement signed by Lessee and by a corporate officer of Lessor.

2. LESSEE'S AND GUARANTOR'S WARRANTIES TO LESSOR. Lessee and any Guarantor expressly represent and warrant to Lessor, and Lessor relies on, the fact that:
a) said parties have read and understood this Lease before it was signed; b) SAID PARTIES HAVE SELECTED AND ARE FULLY SATISFIED WITH BOTH THE EQUIPMENT AND THE SUPPLIER WHO SOLD THE EQUIPMENT TO LESSOR; c) said parties will authorize Lessor to pay for the Equipment only after Lessee has received and accepted the Equipment as fully operable for Lessee's purposes; d) said parties have freely chosen to lease, not buy, from Lessor only after having considered other means of obtaining the use of the Equipment; e) NEITHER THE SUPPLIER OF THE EQUIPMENT NOR ANY OF ITS SALESPERSONS ARE, OR HAVE ACTED AS, LESSOR'S AGENTS OR EMPLOYEES;
f) financial information and other statements provided to Lessor are accurate and correct and will be updated upon Lessor's request during the term of the Lease; g) said parties are currently meeting all debts as such come due; h) the Equipment is leased exclusively for Lessee's established business purposes and not for starting a new business or for personal, family or household purposes;
i) Lessee has unrestricted power to enter into this Lease, has duly authorized the person executing it, and certifies that all signatures are authentic; and j) said parties will pay all costs connected with the Equipment, including taxes, insurance, repairs, shipping, early termination fees, collection costs and other expenses normally paid in a net lease.

3. LESSEE'S WAIVER OF DAMAGES AND WARRANTIES FROM LESSOR. a) Lessee leases the Equipment from Lessor "AS IS/WHERE IS." EXCEPT AS TO QUIET ENJOYMENT, LESSOR MAKES ABSOLUTELY NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; b) IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER, OR IS UNSATISFACTORY FOR ANY REASON WHATSOEVER, LESSEE SHALL MAKE ANY CLAIM ON ACCOUNT THEREOF SOLELY AGAINST THE SUPPLIER AND LESSEE HEREBY WAIVES ANY SUCH CLAIM AGAINST LESSOR. All warranties from the Supplier to Lessor are hereby assigned to Lessee for the term of the Lease for Lessee's exercise at Lessee's expense; c) LESSEE SHALL HOLD LESSOR HARMLESS AND SHALL BE RESPONSIBLE FOR ANY LOSS, DAMAGE OR INJURY TO PERSONS OR PROPERTY CAUSED BY THE EQUIPMENT; d) NO REPRESENTATION OR WARRANTY BY THE SUPPLIER OR SALESPERSON IS BINDING ON LESSOR NOR SHALL BREACH OF SUCH WARRANTY RELIEVE LESSEE OF LESSEE'S OBLIGATIONS TO LESSOR; and e) IN NO CASE SHALL LESSOR BE LIABLE TO LESSEE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

4. PAYMENTS. Lessee agrees to make lease payments in advance and to pay such other charges as provided herein. THE LEASE PAYMENTS SHALL BE ADJUSTED PROPORTIONATELY UPWARD OR DOWNWARD IF THE ACTUAL TOTAL COST OF THE EQUIPMENT AT THE TIME OF CLOSING EXCEEDS OR IS LESS THAN THE ESTIMATE. LESSEE HEREBY AUTHORIZES LESSOR TO ADJUST THE LEASE PAYMENTS BY UP TO TWENTY PERCENT (20%) IN THAT EVENT. Lease payments shall be increased by any cost or expense Lessor incurs to preserve the Equipment or to pay taxes, assessments, fees, penalties, liens, or encumbrances. Unless Lessor gives written notice of a new address, all payments under this Lease shall be sent to Lessor at the address provided by Lessor. Each payment received, at lessor's discretion, will be applied first to the oldest charge due under the Lease. LESSEE AGREES THAT TIME IS OF THE ESSENCE AND TO MAKE PAYMENTS REGARDLESS OF ANY PROBLEMS LESSEE MIGHT HAVE WITH THE EQUIPMENT INCLUDING ITS OPERATION, CAPABILITY, INSTALLATION, OR REPAIR AND REGARDLESS OF ANY CLAIM, SETOFF, DEFENSE LESSEE MIGHT HAVE AGAINST THE VENDOR OR MANUFACTURER ("SUPPLIER"), SALESPERSON, OR OTHER THIRD PARTY. Without Lessor's prior written consent, any payment to Lessor of a smaller sum than due at any time under this Lease shall not constitute a release or an accord and satisfaction for any greater sum due, or to become due, regardless of any endorsement restriction, unless otherwise agreed by both parties in a signed writing. An advance payment shall be held by Lessor as a nonrefundable deposit, which shall not bear interest and may be commingled with other funds. In case the Lease is never finalized, the advance payment will be retained by Lessor in liquidation of documentation and processing expenses, unless the application is rejected by Lessor.

5. TAXES, ASSESSMENTS AND FEES. Lessee agrees to pay all licensing, filing and registration fees; to keep the Equipment free of all liens and encumbrances; TO SHOW THE EQUIPMENT AS "LEASED EQUIPMENT" ON TAX RETURNS; TO PAY ALL PERSONAL PROPERTY TAXES ASSESSED AGAINST THE EQUIPMENT; to pay all other taxes, assessments, fees and penalties which may be levied or assessed in respect to the Equipment, its use or any interest therein, or any lease payments, including but not limited to all federal, state, and local taxes, however designated, levied or assessed, whether upon Lessee or Lessor or the Equipment or upon the sale, ownership, use or operation, excepting any income taxes levied on the Lessor. Lessor may, at its option, collect from Lessee an escrow fee of up to 35% of the Equipment cost per month for a tax escrow fund. Lessor may, at its option, pay on Lessee's behalf such taxes and other amounts, file applicable returns, and collect full reimbursement plus an administrative fee from Lessee. In addition, Lessee authorizes Lessor to file at Lessor's option informational financing statements and/or fixture filings without Lessee's signature and, if a signature is required by law, Lessee appoints Lessor as Lessee's attorney-in-fact to execute such statements and filings. For purposes of any filing, Lessee hereby grants Lessor a security interest in all lease payments and Equipment, and all interest of Lessee therein, and all proceeds and products thereof, but in no case shall this grant or any filing be deemed to contravene a true-lease transaction. Lessee agrees to pay Lessor a documentation fee to be billed with the first lease payment to cover account setup and administrative costs. Lessee and any guarantor agree to reimburse Lessor for reasonable costs incurred in collecting taxes, assessments, or fees for which Lessee is liable, and any collection charges attributable thereto, including reasonable attorney fees. Lessee agrees that Lessor is entitled to all tax benefits resulting from ownership of the Equipment. Lessee agrees that, should any such tax benefits be disallowed, Lessee shall indemnify Lessor for such loss by paying Lessor an amount equal to the value of the lost benefits.

------------------------------------------------------------------------------
                          THIS LEASE IS NON CANCELLABLE

and is a binding contract consisting of all terms on the front and reverse hereof.

KARTOFFELSOFT, INC.
LESSEE (Complete Legal Name)

3475 H EDISON WAY_SUITE H
Billing Address

MENLO PARK,               ,          CA        94025
City                  County       State      Zip
650-306-0670
         Phone                    Date
  By:   X  /s/ Justin Shelby Kitch                  4-30-98
--------------------------------------------------------
Authorized Signature  JUSTIN SHELBY KITCH
         Title  CEO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Accepted by:  CC FINANCE L.L.C., Lessor

By:    /s/ [ILLEGIBLE]
   -----------------------------------------------------
           Authorized Signature

Date:    5/11/98
     ---------------------------------------------------

LEASE NO: 521596

------------------------------------------------------------------------------

6. NOTICE. Until Lessor and Lessee notify each other of any new address in writing, any invoice, notice or transaction notice required by the Lease or by law is validly given when mailed postage prepaid by first class mail to the last known address.

7. SUCCESSORS AND ASSIGNMENTS. LESSEE AGREES NOT TO TRANSFER, SELL, SUBLEASE, ASSIGN, PLEDGE OR ENCUMBER EITHER THE EQUIPMENT OR ANY RIGHTS UNDER THIS LEASE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, and even with Lessor's consent, Lessee shall remain jointly and severally liable to the full extent with Lessee's assignee. However, in any case, the provisions of this Agreement bind all heirs, executors, administrators, successors, trustees, and assigns of the Lessee and any guarantor. LESSOR MAY, AT ITS OPTION ASSIGN ITS RIGHTS AND INTERESTS UNDER THIS LEASE WITHOUT NOTICE. Lessee agrees that Lessor's assignee will have the same rights and remedies that Lessor now has. Lessee agrees that the rights of Lessor's assignee will not be subject to claims, defenses, or setoffs that Lessee may have against Lessor. Lessee agrees that Lessor is not an agent of Lessor's assignee and that Lessor has no affiliation with such assignee except for such assignment. Lessee stipulates that any such assignment by Lessor shall not materially change Lessee's duties, obligations or risks under this Lease.

8. OWNERSHIP AND TITLE. Lessor is the sole owner of the Equipment, has sole title and all residual rights, has the right to inspect the Equipment, and has the right to affix and display a notice of Lessor's ownership thereon. The Equipment shall remain Lessor's personal property whether or not affixed to realty and shall not be part of any real property on which it is placed. At Lessor request, Lessee shall obtain a landlord and/or mortgage waiver for the Equipment. All additions, attachments, and accessories placed on the Equipment become part of the Equipment and Lessor's property. Lessee agrees to maintain the Equipment so that it may be removed from the property or building where located without damage.

9. OPERATION AND TERMINATION. Lessee shall be solely responsible for the installation, operation, and maintenance of the Equipment, shall keep it in good condition and running order, and shall use and operate the Equipment in compliance with applicable laws. If the Equipment is of the type not normally maintainable by the Lessee, the Lessee, at its expense, shall maintain in full force and effect throughout the Lease term Supplier's standard maintenance contract. Upon return to Lessor, the Equipment must be eligible, without further cost or expense, for immediate continuation of coverage under Supplier's standard maintenance contract. Lessee agrees to keep and use this Equipment only at the business address specified above, to never abandon or move the Equipment from that address, nor relinquish possession of the Equipment except to Lessor's agent. At the end of the Lease term, Lessee must contact Lessor, who will designate the return location within the continental United States, and Lessee shall, at Lessee's expense, immediately crate, insure and return the Equipment to the designated location in as good a condition as when Lessee received it, excepting only reasonable wear and tear. Until Lessor actually receives the Equipment at the return location, the Lease renews automatically from month to month, and Lessee agrees to continue to make lease payments at the last effective rate under the lease.

10. RISK OF LOSS AND INSURANCE. Until Lessee has returned the Equipment to the designated location, Lessee bears the entire risk or loss or damage to the Equipment, regardless how arising. Lessee shall immediately notify Lessor of the occurrence of any Loss or other occurrence affecting Lessor's interests and shall make repairs or corrections at Lessee's expense. In such event, Lessee agrees to continue to meet all payment and other obligations under the Lease. Lessee agrees to keep the Equipment insured at Lessee's expense against risks of loss or damage from any cause whatsoever. Lessee agrees that such insurance shall not be less than the unpaid balance of the Lease plus the then current fair market value of the Equipment. Lessee also agrees that the insurance shall be in such additional amount as is reasonable to cover Lessor for public liability and property damage arising from the Equipment or Lessee's use of it. Lessee agrees to name Lessor as the loss payee and an additional insured. Each policy shall provide that the insurance cannot be canceled without thirty days prior written notice to Lessor. Upon request by Lessor, Lessee agrees to furnish proof of each insurance policy including a certificate of insurance and a copy of the policy. The proceeds of such insurance shall be applied at Lessor's sole election toward the replacement or repair of the Equipment or payment towards Lessee's obligations. Lessee appoints Lessor as attorney-in-fact to make any claim for, receive payment of, or execute or endorse all documents, checks or drafts for loss or damage or return of premium under such insurance. Because of increased credit risks to Lessor when not insured by Lessee, Lessee agrees to pay to Lessor each month a risk charge stipulated and liquidated at 25% of Lessor's original Equipment cost until Lessee provides proof of compliance with insurance requirements. In spite of the payment of such risk charge, Lessee has no right or claim to any insurance benefits from Lessor. Lessee is still liable for all losses, and such risk charge is not in lieu of the insurance requirements of this Lease.

11. INDEMNITY. Lessee agrees to indemnify and hold Lessor harmless from and against, any and all losses, damages, injuries, claims, demands, and expenses (a "Claim"), including any and all attorney's fees and legal expenses, arising from or caused directly or indirectly by any actual or alleged use, possession, maintenance, condition (whether or not latent or discoverable), operation, location, delivery or transportation of any item of Equipment. Should Lessee be entitled under applicable law to revoke its acceptance of the Equipment, Lessee agrees to pay and indemnify Lessor for any payment by Lessor to the Supplier of the Equipment.

12. COLLECTION CHARGES AND ATTORNEY'S FEES. If any part of any sum is not paid when due, Lessee agrees to pay Lessor a) in the first month, a late charge to compensate Lessor for collecting and processing the late sum, such late charge is stipulated and liquidated at the greater of $.15 per dollar of each delayed sum or $15; plus b) a charge for every month after the first month in which the sum is late to compensate Lessor for the inability to reinvest the sum, such charge is stipulated and liquidated at 1 1/2 % per month, or when less, the maximum allowed by NEW JERSEY or other applicable law; plus c) a collection call charge to compensate Lessor for the time and expense in making any call, such collection call charge is stipulated and liquidated at $15.50 per collection call; plus d) a personal visit charge equal to actual out-of-pocket expenses to compensate Lessor for the time and expense of all collection efforts; plus e) a returned check or non-sufficient funds ("NSF") charge to reimburse Lessor for its time and expense incurred with respect to a check that is returned for any reason, such NSF charge is stipulated and liquidated at the greater of $50 or actual bank charges to Lessor, plus other amounts allowed by law.

LESSEE AND ANY GUARANTOR AGREE TO PAY ALL COSTS OF COLLECTION, INCLUDING COLLECTORS' CONTINGENCY FEES, AND TO PAY LESSOR'S REASONABLE ATTORNEY FEES AS DAMAGES AND NOT COSTS in all proceedings arising under this Lease, such proceedings include any arbitration, bankruptcy proceeding, civil action, mediation, counter claim on which Lessor prevails, or post-judgment action or appeal with respect to any of the foregoing. A reasonable attorney fee is not less than the greater of $300 or 25% of Lessor's total amount in collection.

13. DEFAULT. Lessee shall be in default of this Lease on any of the following events: a) Lessee fails to pay any month's rent within ten days after it first becomes due; b) Lessee assigns, moves, pledges, subleases, sells or relinquishes possession of the Equipment, or attempts to do so, without Lessor's written authorization; c) Lessee breaches any of its warranties or other obligations under this Lease, or any other agreement with Lessor and fails to cure such breach within ten days after Lessor sends notice of the existence of such breach; d) any execution or writ of process is issued in any action or proceeding to seize or detain the Equipment; e) Lessee or any guarantor gives Lessor reasonable cause to be insecure about Lessee's willingness or ability to perform obligations under the Lease or any other agreement with Lessor; f) Lessee or any guarantor dies, becomes insolvent or unable to pay debts when due; stops doing business as a going concern, merges, consolidates, transfers all or substantially all of its assets, makes an assignment for the benefit of creditors, appoints a trustee or receives or undergoes a substantial deterioration of financial health or g) Lessee or any guarantor fails to reaffirm this Lease obligation within sixty (60) days of the filing of any petition for protection under the United States Bankruptcy code.

14. REMEDIES. a) Should Lessee default, Lessor has the right to collect and to exercise any or all of the following: 1) Lessor may, without notice, accelerate all sums under the Lease and any other agreement with Lessor, and require Lessee to immediately pay Lessor all sums that are already due and the discounted value of those that will become due, including the lease-end fair market value of the Equipment (subject to 15b); 2) All lost or recaptured Tax benefits to Lessor shall also be immediately due and payable from the Lessee; 3) Lessor has the right to immediately retake possession of the Equipment without any court order or other process of law and for such purpose may enter upon any premises where the Equipment may be, remove the same and apply any proceeds as provided below. Lessee shall be liable for all reasonable costs and expenses incurred in the repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment; 4) Lessor has the right to exercise any remedy at law or equity, notice thereof being expressly waived by Lessee and any guarantor; 5) Lessor's action or failure to act on one remedy constitutes neither an election to be limited thereto nor a waiver of any other remedy or a release of Lessee from the liability to return the Equipment or for any loss or Claim with respect thereto; 6) The provisions of this Lease are severable and shall not be affected or impaired if any one provision is held unenforceable, invalid, or illegal. Any provision held in conflict with any statute or rule of law shall be deemed inoperative only to the extent of such conflict and shall be modified to conform with such statute or rule; b) To the extent permitted by applicable law, Lessee hereby waives Lessee's rights to: 1) cancel or repudiate this Lease; 2) revoke acceptance of or reject the Equipment; 3) claim a security interest in the Equipment; 4) accept partial delivery of the Equipment; 5) sell or dispose of the Equipment upon rejection or revocation;
6) seek "cover" in substitution for the Lease from Lessor.

15. MITIGATION OF DAMAGES. In furtherance of the mitigation of damages, Lessee and any guarantor agree and stipulate: a) Each accelerated sum and lease-end fair market value shall have a discounted or present value computed at 6% per annum. A single payment present worth factor shall be applied to the lease-end fair market value. A uniform series present worth factor shall be applied to the accelerated periodic payments; b) Should Lessor use or dispose of any returned or repossessed Equipment, Lessor will credit the amount that Lessee owes with any excess which Lessor actually recovers over the cost of retaking and disposing of the equipment. Such credit shall not be deemed to be an equity offset but shall be in full mitigation of Lessor's repossession of the Equipment before the end of the Lease; c) To encourage and facilitate settlement of any dispute, and at apportion litigation costs associated therewith, any deposition of any witness, whether a party or not, shall be taken by telephone and/or by video tape in the county where the witness works or resides. Such deposition may be used for any purpose including any discovery, trial, or proceeding as long as the deponent resides or works more than 100 miles away therefrom. No party shall require any witness to attend any deposition, trial, or proceeding more than 100 miles from where that witness resides or works without first tendering to that witness full payment of all costs reasonably necessary to allow such attendance including travel, transportation, lodging and meal; d) Lessor or Lessee may submit any matter arising out of this transaction, including any claim, counterclaim, setoff, or defense, to binding arbitration by the American Arbitration Association in New Jersey. The decision and award of the arbitrator(s) shall be final and binding and may be entered as rendered in any court having jurisdiction thereof; e) Any action under this Lease by Lessee for claims against Lessor for indemnity, misrepresentation, product liability, breach of warranty and contract default shall be commenced within one (1) year after any such cause of action accrues.

16. CONSENT TO NEW JERSEY LAW, JURISDICTION, VENUE, AND NON-JURY TRIAL. Lessee and any guarantor consent, agree, and stipulate that: a) this Lease shall be deemed fully executed and performed in the State of New Jersey and shall be governed by and construed in accordance with the laws thereof; and
b) in any action, proceeding, or appeal on any matter related to or arising out of this Lease, the Lessor, Lessee and any guarantor; 1) SHALL BE SUBJECT TO THE PERSONAL JURISDICTION OF THE STATE OF NEW JERSEY, including any state or federal court sitting therein, and all court rules therefrom; 2) SHALL ACCEPT VENUE IN ANY FEDERAL OR STATE COURT IN NEW JERSEY; and 3) EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY so that trial shall be by and only to the court.

17. CONSENT TO SERVICE OF PROCESS. Lessee and any guarantor agree that any process served for any action or proceeding shall be valid if mailed by certified mail, return receipt requested, with delivery restricted to the Lessee, is registered agent, or any agent appointed in writing to accept such process. Lessee and any guarantor accordingly hereby expressly account APPOINTED SERVICES, or its successor in NEW JERSEY as THEIR AGENT TO ACCEPT SERVICE of such process in connection with this Lease.

                                CC FINANCE L.L.C.
                                     LESSOR

                   RARITAN PLAZA III, 101 FIELDCREST AVE., #500
                                EDISON, NJ 08837

                        EQUIPMENT SCHEDULE NUMBER 521596

             FORMING A PART OF MASTER LEASE AGREEMENT NUMBER 521596

         This Equipment Schedule forms a part of that certain Master Lease Agreement referenced above and is subject to the terms and conditions set forth therein. The equipment described herein is leased pursuant to the terms and conditions of this Equipment Schedule and the Master Lease Agreement. All terms used herein shall be defined pursuant to the requirements of the Master Lease Agreement.

         The undersigned hereby certifies that all property described below has been furnished, that delivery and installation has been fully completed as required, and that after final inspection the equipment is accepted as satisfactory in all respects by the Lessee, and accordingly, Lessee hereby authorizes the Lessor to purchase the Equipment described below or on the attached schedule.


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VENDOR:                                                                               CONTACT:
---------------------------------------------------------------------------------------------------------------------------------
                             SEE ATTACHED SCHEDULE A
---------------------------------------------------------------------------------------------------
QTY.                DESCRIPTION OF LEASED EQUIPMENT                  MODEL NO.        SERIAL NO.      Neither Vendor nor any
                                                                                                      salesman is an agent of
                                SEE ATTACHED SCHEDULE A                                                 Lessor nor are they
                                                                                                      authorized to waive or
                                                                                                      alter the terms of this
                                                                                                           Lease. Their
                                                                                                      representations shall in
                                                                                                      no way affect Lessee or
                                                                                                        Lessor's rights or
                                                                                                       obligations as herein
                                                                                                            set forth.
---------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT LOCATION:  (if other than Billing Address of Lessee)
Street Address:   3475 H EDISON WAY
City:    MENLO PARK                                  County:           State:  CA       Zip:  94025
------------------------------------------------------------   ------------------------------------------------------------------
INITIAL                      MONTHLY RENT                                               ADVANCE PAYMENT
RENTAL                                                               CHECK FOR THIS AMOUNT MUST ACCOMPANY LEASE APPLICATION
 TERM
  36                          $ 3,954.41                                                   / / Security Deposit

                                                                                           /X/ First Payment in
  Months                                                         $ 3,954.41                Advance
------------------------------------------------------------   ------------------------------------------------------------------
KARTOFFELSOFT, INC.,                                                             THIS LEASE IS NON-CANCELLABLE
LESSEE (Complete Legal Name)
                                                                 ----------------------------------------------------------------
3475 H EDISON WAY                                                Accepted By:  CC FINANCE L.L.C., Lessor, at Edison, NJ.
Billing Address

MENLO PARK                          CA  94025                    By:
City/County/State/Zip Code
650-306-0670                                                               /s/ [ILLEGIBLE]
                                                                    -----------------------------------------
Area    Phone                                                         Authorized Signature
     -----------

By: X  /s/ Justin Shelby Kitch      4-30-98                          Date:  5/11/98
   -----------------------------------------------                        -----------------------------------
      Authorized Signature JUSTIN SHELBY KITCH
Title:  CEO
------------------------------------------------------------   ------------------------------------------------------------------
                     DO NOT WRITE BELOW-FOR OFFICE USE ONLY
CPO                                                           Verification of Acceptance and Authorization to Purchase:
   --------------------------------------
Adv.                                                          Given by:
    -------------------------------------                                -------------------------------------------------
                                                              To:                            Date:
                                                                 -------------------------        ----------------------

COMPAQ
CAPITAL

                                                      BUSINESS LEASE AGREEMENT

---------------------------------------------------------------------------------------------------------------------------------
Lessee Information    LESSEE (Complete Legal Name)    KARTOFFELSOFT, INC.                  BUSINESS PHONE 550-306-0670
                     ------------------------------------------------------------------------------------------------------------
                      BILLING ADDRESS    3475 H EDISON WAY SUITE H                         Federal Tax ID
                     ------------------------------------------------------------------------------------------------------------
                      CITY: MENLO PARK                          COUNTY SAN MATEO        STATE  CA   ZIP  94025
                     ------------------------------------------------------------------------------------------------------------
                      EQUIPMENT ADDRESS   3475 H EDISON WAY                 SUITE H
                     ------------------------------------------------------------------------------------------------------------
                      CITY: MENLO PARK                          COUNTY: SAN MATEO       STATE  CA   ZIP  94025
                     ------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Lease Acceptance                                             THIS LEASE IS NON-CANCELABLE and consists of all items on front
(Sign and initial)                                           and reverse hereof.  This Lease is the full and final agreement and
       /s/ Justin Shelby Kitch                               cannot be modified or terminated except by written agreement signed
      ----------------------------------------------         both by Lessee and by a corporate officer of Lessor.
       Signature(s) above and initial to right                          Acknowledged and Accepted


                                                                   /s/ Justin Shelby Kitch
                                                                  ---------------------------------------------
       Print Name  JUSTIN SHELBY KITCH      Title  CEO              Please Initial
    -----------------------------------------------------------------------------------------------------------------------------
    INITIAL TERM              MONTHLY LEASE PAYMENT         ADVANCE PAYMENT (How Applied)     / / Security Deposit
    36                        $ 400.56                      $400.56                            X ADVANCE
    Months                    EXCLUSIVE of Applicable Tax
    -----------------------------------------------------------------------------------------------------------------------------
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Equipment to be               QUANTITY        DESCRIPTION OF EQUIPMENT TO BE LEASED                       SERIAL NUMBER
Leased
                           ------------------------------------------------------------------------------------------------------
(If additional room is         1              PROLIANT 3000R 6/333 P2-333 SYST 512K
                           ------------------------------------------------------------------------------------------------------
required, complete             1              PROLIANT 3000R 6/333 512K PROCESSOR
                           ------------------------------------------------------------------------------------------------------
Schedule A and                 1              64MB BUFFERED EDO DIMM MEMORY KIT
                           ------------------------------------------------------------------------------------------------------
attach signed                  1              4.30GB SCSI ULTRA WIDE 1 PLUGGABLE
                           ------------------------------------------------------------------------------------------------------
Schedule A to this             2              9.10GB SCSI3 WIDE-ULTRA 1 PLUGGABLE
                           ------------------------------------------------------------------------------------------------------
agreement.)                    1              PROLIANT 3000/5500 REDUNDANT POWER SUPPLY
                           ------------------------------------------------------------------------------------------------------
                               1              SMART-2SL ARRAY CONTROLLER ACCS
                           ------------------------------------------------------------------------------------------------------

                           ------------------------------------------------------------------------------------------------------

                           ------------------------------------------------------------------------------------------------------

                           ------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Guarantor                   GUARANTEE:  In consideration of the Lessor leasing to the Lessee and for other good and valuable
Information                 consideration, the receipt of which is hereby acknowledged, the undersigned personally and unconditionally guarantees payment and performance of, and agrees to the subject to, all the terms and conditions of this Lease until all obligations under the Lease are fulfilled, including payment of collection costs and attorney's fees.  LESSOR MAY PROCEED AGAINST THE UNDERSIGNED IN THE FIRST
                            INSTANCE WITHOUT RESORTING TO OTHER CLAIMS OR COLLATERAL, AND THE UNDERSIGNED WAIVES ANY STATUTORY OR
                            OTHER RIGHT TO REQUIRE OTHERWISE.  The undersigned hereby pledges the sole and separate estate of the undersigned and waives notice of any settlement, impairment, substitution, dishonor, modification, amendment or extension under the Lease; and waives demand, protest, presentment, and all related notices.  Any Guarantee shall be valid and enforceable whether or not the Key-Person Protection Plan is applicable to this Lease but a Key Person, if any, must sign below.  THIS GUARANTEE IS
                            NON-CANCELABLE.


                                 ------------------------------------------------------------------------------------------------
                                  SIGNATURE (An individual (No Title) Full Joint and Several Liability     Social Security Number


                            -----------------------------------------------------------------------------------------------------


                                  -----------------------------------------------------------------------------------------------
                                   SIGNATURE (An individual (No Title) Full Joint and Several Liability    Social Security Number

                            -----------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Equipment               On behalf of Lessee, I hereby certify that all of the Equipment referred to in the above Lease has been
 Acceptance and          delivered to and has been received by the Lessee, that all installation or other work necessary prior to
 Purchase                the use thereof has been completed, that the Equipment has been examined by the Lessee and is in good
 Authorization           operating order and condition and is in all respects satisfactory to the Lessee, and that the Equipment is accepted by the Lessee for all purposes under the Lease.  The Lease payment shall be due on the same date each month, which date is set by Lessor upon receipt and confirmation of this Authorization.  LESSEE
                         ACKNOWLEDGES THAT THIS IS A "FINANCE LEASE" (defined in the Uniform Personal Property Leasing Act) AND
                         WARRANTS TO LESSOR THAT LESSEE HAS RECEIVED OR REVIEWED SUPPLIER'S WRITTEN CONTRACT COVERING THE
                         EQUIPMENT'S TERMS OF SALE AND WARRANTIES.  ACCORDINGLY, I AUTHORIZE LESSOR TO PURCHASE THE EQUIPMENT.


                           ------------------------------------------------------------------------------------------------------
                            Authorizing Signature of Lessee                                                        Date

                     ------------------------------------------------------------------------------------------------------------
                      FOR LESSORS USE ONLY (Verification of acceptance and Authorization to Purchase)


                     ------------------------------------------------------------------------------------------------------------
                      Given By                                                                                     Date

                     ------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
FOR USE ONLY          ACCEPTED BY CC FINANCE L.L.C. LESSOR

                      /s/ Lisa Hallins                   7/9/98                                                   525136
                     ------------------------------------------------------------------------------------------------------------
                                                          Date                                                  Lease Number
                     ------------------------------------------------------------------------------------------------------------

KARTOFFELSOFT, INC.
3475 H EDISON WAY
MENLO PARK, CA 94025

Provided the Lessee has, on a timely basis, fully complied with all the terms and conditions of the Lease Agreement, Lease #525136, Lessee may choose to exercise one of the following options upon the natural expiration of the base lease term or any renewal term:

1. Lessee may at lease expiration choose to purchase the Equipment at its then Fair Market Value (plus all applicable sales taxes) on an "all or none" basis and on an as-is where-is basis. This option may be exercised by Lessee only upon giving prior written notice of election to Lessor not less than sixty (60) days before expiration. "Fair Market Value" shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell: PROVIDED, HOWEVER, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis; and (iii) costs of removal from current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value, at least 30 days before lease expiration, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Value, at least 30 days before expiration, and that determination shall be final, binding and conclusive. Lessee shall bear all costs associated with any such appraisal.

2.   Lessee may renew the lease at the then Fair Market Rental Value.

3. Lessee may return the equipment to Lessor pursuant to the terms of the Lease.



ACCEPTED BY:

KARTOFFELSOFT, INC.                                CC FINANCE L.L.C.
(Lessee)                                           (Lessor)

BY:  /s/ JUSTIN SHELBY KITCH                       /s/  Lisa Hallins
    ------------------------------------              ------------------------


       CEO                                                  DS
    ------------------------------------           ---------------------------
    (Title)                                        (Title)


DATED:  6/8/98                                    DATED:  4/9/98
      ----------------------------------                ----------------------

                      DELIVERY AND ACCEPTANCE CERTIFICATE

                          Lessor:  CC FINANCE L.L.C
                             Lease(s) No. 525136

------------------------------------------------------------------------------
QTY.          DESCRIPTION OF LEASED EQUIPMENT ("Equipment")       SERIAL NO.
------------------------------------------------------------------------------

1          PROLIANT 3000R 6/333 P2-333 SYST 512K
1          PROLIANT 3000R 6/333 512K PROCESSOR
1          64MB BUFFERED EDO DIMM MEMORY KIT
1          4.30GB SCSI ULTRA-WIDE 1 PLUGGABLE
2          9.10GB SCSI3 WIDE-ULTRA 1 PLUGGABLE
1          PROLIANT 3000/5500 REDUNDANT POWER SUPPLY
1          SMART-2SL ARRAY CONTROLLER ACCS


------------------------------------------------------------------------------
EQUIPMENT LOCATION:  (if other than Billing Address of Lessee)
3475 H EDISON WAY   City MENLO PARK   County SAN MATEO   State CA   Zip 94025

-------------------------------------------------------------------------------
LESSEE'S ACKNOWLEDGEMENT & DELIVERY ACCEPTANCE CERTIFICATE & PURCHASE
AUTHORIZATION:
-------------------------------------------------------------------------------


We are pleased to confirm to you as follows:

1. All of the Equipment described above or in the above Lease has been delivered to and received by the undersigned Lessee; that all installation or other work necessary prior to the use thereof has been completed; that said Equipment has been examined and/or tested and is in good operating order and condition and is in all respects satisfactory to the undersigned and as represented, and that said Equipment has been accepted by the undersigned and complies with all requirements of the Lessee. CONSEQUENTLY, LESSOR IS HEREBY AUTHORIZED TO PAY FOR THE EQUIPMENT AND COMMENCE SAID LEASE(S).

2. In the future, in the event that Equipment fails to perform as expected or represented, Lessee will continue to honor the Lease by continuing to make monthly payments in the normal course of business and will look solely to the seller or manufacturer ("Supplier") for the performance of all covenants and warranties, whether express or implied.

In addition, Lessee will indemnify Lessor and hold it harmless from any nonperformance of the aforementioned Equipment or resulting claim or liability.

3. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER, DISTRIBUTOR OR SUPPLIER * OF THE EQUIPMENT AND HAS NO CONTROL, KNOWLEDGE OR FAMILIARITY WITH THE CONDITION, CAPACITY, FUNCTIONING OR OTHER CHARACTERISTICS OF THE EQUIPMENT.

LESSEE ACKNOWLEDGES THAT THIS IS A "FINANCE LEASE" (defined in the Uniform Personal Property Leasing Act, UCC Art. 2A) AND WARRANTS TO LESSOR THAT LESSEE HAS RECEIVED REVIEWED, AND APPROVED SUPPLIER'S WRITTEN SUPPLY CONTRACT COVERING THE EQUIPMENT'S TERMS OF SALE AND WARRANTIES.


-------------------------------------------------------------------------------------------------------------------
LESSEE:                                                       VENDOR:
-------------------------------------------------------------------------------------------------------------------

KARTOFFELSOFT, INC.                                           COMPUTERSAMERICA INC.
-------------------------------------------------------------------------------------------------------------------
(Complete Legal Name)                                         (Complete Legal Name)
3475 H EDISON WAY                                             1925 FRANSICO BLVD.
-------------------------------------------------------------------------------------------------------------------
Billing Address                                               Address
MENLO PARK, SAN MATEO, CA  94025                              SAN RAFAEL, CA 94901
-------------------------------------------------------------------------------------------------------------------
City                     County             State    Zip      City              County           State         Zip
650-306-0670                                                  415-257-1010 EXT. 2388
-------------------------------------------------------------------------------------------------------------------
Phone                                       Date              Phone                              Date
By: X  /s/ Justin Shelby Kitch                                RICHARD MORENO
-------------------------------------------------------------------------------------------------------------------
Authorized Signature                        Title             Contact
JUSTIN SHELBY KITCH                         CEO

AGENCY DISCLAIMER:
Neither Supplier nor any salesperson is an agent of Lessor nor are they authorized to waive or alter the terms of this Lease. Their representations shall in no way affect Lessee or Lessor rights and obligations as herein set forth.

-------------------------

THIS LEASE CANNOT BE CANCELED EXCEPT AS EXPRESSLY PROVIDED HEREIN. THIS LEASE SHALL BECOME EFFECTIVE UPON EXECUTION BY LESSOR AT ITS

PAYMENT PROTECTION PLAN. Lessee may make an election for any business reasons, except Equipment defects, to postpone up to three monthly lease payments to the end of the initial lease term. This option to delay up to three regular payments is conditioned upon the following requirements: 1) Lessee's written notice to make an election must be received by Lessor on or before the due date of any payments to be postponed, 2) Upon receipt of Lessee's written notice of election, Lessor shall prepare a Payment Protection Election form and send it to Lessee for execution, 3) Lessor must receive back the duly signed Payment Protection Election under this plan within fifteen days following the first due date of the payment(s) postponed,
4) Lessee's option under this plan cannot be exercised for any payment which becomes due or payable during the first six months of the Lease, and 5) Lessee must have at all times prior to an election complied with all terms, conditions, covenants and requirements of the Lease or this option is void.

KEY-PERSON PROTECTION PLAN for small-ticket leases. Provided that Lessee has at all times complied with all terms, conditions, covenants and requirements of the Lease and upon the death of the Key-Person Guarantor only (other guarantor's excluded), the Lessee may be entitled to a dollar reduction of fifty percent (50% in each remaining monthly lease payment. This reduction in lease payments is conditioned upon the following requirements: 1) The total cost of all Equipment leased from Lessor does not exceed $20,000 and the Key Person must have been properly identified below and have executed the guarantee provision of this Lease, 2) On the 91st day after the Key Person's death, Lessee shall lose all rights to a reduction under this Plan if Lessor has not received written notice of the Key Person's death including a copy of the death certificate, 3) The Lease payments shall be reduced only in connection with obligations arising or amounts becoming due after Lessor's receipt of Lessee's proper written notice, 4) Except for the reduction in each lease payments, Lessee and any Guarantors shall remain fully responsible under the Lease for all obligations, including any loss or damage to the Equipment, and 5) All rights and obligations under this plan are further subject to and controlled by the requirements, terms and conditions of the insurance schedule provided to the Lessee with a copy of the executed Lease. THE KEY PERSON GUARANTOR IS IDENTIFIED AS FOLLOWS:
(Print Full Name):________________________________

1. TERMS AND CONDITIONS. In consideration of Lessor's purchase of the equipment selected by Lessee, Lessor leases to Lessee, and Lessee leases from Lessor, the equipment identified on the front hereof and on any attached schedule ("Equipment") pursuant to the terms and conditions set forth herein. Lessee authorizes Lessor to insert in this Equipment Lease Agreement ("Lease") serial numbers and other identification data when determined. THIS LEASE CONSTITUTES THE FULL AND ENTIRE AGREEMENT between the Lessor and Lessee in connection with the Equipment and MERGES ANY OTHER UNDERSTANDING. In no case shall the preprinted terms and conditions on Lessee's or Supplier's standard transactional documentation (e.g., order forms and invoices) apply to Lessor. Neither party relies on any other statement, representation or assurance of cure. THE LEASE CAN BE NEITHER CANCELLED NOR MODIFIED except by a written agreement signed by Lessee and by a corporate officer of Lessor.

2. LESSEE'S AND GUARANTOR'S WARRANTIES TO LESSOR. Lessee and any Guarantor expressly represent and warrant to Lessor, and Lessor relies on, the fact that:
a) said parties have read and understood this Lease before it was signed; b) SAID PARTIES HAVE SELECTED AND ARE FULLY SATISFIED WITH BOTH THE EQUIPMENT AND THE SUPPLIER WHO SOLD THE EQUIPMENT TO LESSOR; c) said parties will authorize Lessor to pay for the Equipment only after Lessee has received and accepted the Equipment as fully operable for Lessee's purposes; d) said parties have freely chosen to lease, not buy, from Lessor only after having considered other means of obtaining the use of the Equipment; e) NEITHER THE SUPPLIER OF THE EQUIPMENT NOR ANY OF ITS SALESPERSONS ARE, OR HAVE ACTED AS, LESSOR'S AGENTS OR EMPLOYEES;
f) financial information and other statements provided to Lessor are accurate and correct and will be updated upon Lessor's request during the term of the Lease; g) said parties are currently meeting all debts as such come due; h) the equipment is leased exclusively for Lessee's established business purposes and not for starting a new business or for personal, family or household purposes;
i) Lessee has unrestricted power to enter into this Lease, has duly authorized the person executing it, and certifies that all signatures are authentic; and j) said parties will pay all costs connected with the Equipment, including taxes, insurance, repairs, shipping, early termination fees, collection costs and other expenses normally paid in a net lease.

3. LESSEE'S WAIVER OF DAMAGES AND WARRANTIES FROM LESSOR. a) Lessee leases the Equipment from Lessor "AS IS/WHERE IS." EXCEPT AS TO QUIET ENJOYMENT, LESSOR MAKES ABSOLUTELY NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE; b) IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER, OR IS UNSATISFACTORY FOR ANY REASON WHATSOEVER, LESSEE SHALL MAKE ANY CLAIM ON ACCOUNT THEREOF SOLELY AGAINST THE SUPPLIER AND LESSEE HEREBY WAIVES ANY SUCH CLAIM AGAINST LESSOR. All warranties from the Supplier to Lessor are hereby assigned to Lessee for the term of the Lease for Lessee's exercise at Lessee's expense; c) LESSEE SHALL HOLD LESSOR HARMLESS AND SHALL BE RESPONSIBLE FOR ANY LOSS, DAMAGE OR INJURY TO PERSONS OR PROPERTY CAUSED BY THE EQUIPMENT;
d) NO REPRESENTATION OR WARRANTY BY THE SUPPLIER OR SALESPERSON IS BINDING ON LESSOR NOR SHALL BREACH OF SUCH WARRANTY RELIEVE LESSEE OF LESSEE'S OBLIGATIONS TO LESSOR; and e) IN NO CASE SHALL LESSOR BE LIABLE TO LESSEE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

4. PAYMENTS. Lessee agrees to make lease payments in advance and to pay such other charges as provided herein. THE LEASE PAYMENTS SHALL BE ADJUSTED PROPORTIONATELY UPWARD OR DOWNWARD IF THE ACTUAL TOTAL COST OF THE EQUIPMENT AT THE TIME OF CLOSING EXCEEDS OR IS LESS THAN THE ESTIMATE. LESSEE HEREBY AUTHORIZES LESSOR TO ADJUST THE LEASE PAYMENTS BY UP TO TWENTY PERCENT (20%) IN THAT EVENT. Lease payments shall be increased by any cost or expense Lessor occurs to preserve the Equipment or to pay taxes, assessments, fees, penalties, liens, or encumbrances. Unless Lessor gives written notice of a new address, all payments under this Lease shall be sent to Lessor at the address provided by Lessor. Each payment received, at lessor's discretion, will be applied first to the oldest charge due under the Lease. LESSEE AGREES THAT TIME IS OF THE ESSENCE AND TO MAKE PAYMENTS REGARDLESS OF ANY PROBLEMS LESSEE MIGHT HAVE WITH THE EQUIPMENT INCLUDING ITS OPERATION, CAPABILITY, INSTALLATION, OR REPAIR AND REGARDLESS OF ANY CLAIM, SETOFF, DEFENSE LESSEE MIGHT HAVE AGAINST THE VENDOR OR MANUFACTURER ("SUPPLIER"), SALESPERSON, OR OTHER THIRD PARTY. Without Lessor's prior written consent, any payment to lessor of a smaller sum than due at any time under the Lease shall not constitute a release or an accord and satisfaction for any greater sum due, or to become due, regardless of any endorsement restriction, unless otherwise agreed by both parties in a signed writing. An advance payment shall be held by Lessor as a nonrefundable deposit, which shall not bear interest and may be commingled with other funds. In case the Lease is never finalized, the advance payment will be retained by Lessor in liquidation of documentation and processing expenses, unless the application is rejected by Lessor.

5. TAXES, ASSESSMENTS AND FEES. Lessee agrees to pay all licensing, filing and registration fees; to keep the Equipment free of all liens and encumbrances; TO SHOW THE EQUIPMENT AS "LEASED EQUIPMENT" ON TAX RETURNS; TO PAY ALL PERSONAL PROPERTY TAXES ASSESSED AGAINST THE EQUIPMENT; to pay all other taxes, assessments, fees and penalties which may be levied or assessed in respect to the Equipment, its use or any interest therein, or any lease payments, including but not limited to all federal, state, and local taxes, however designated, levied or assessed, whether upon Lessee or Lessor or the Equipment or upon the sale, ownership, use or operation, excepting any income taxes levied on the Lessor. Lessor may, at its option, collect from Lessee an escrow fee of up to 35% of the Equipment cost per month for a tax escrow fund. Lessor may, at its option, pay on Lessee's behalf such taxes and other amounts, file applicable returns, and collect full reimbursement plus an administrative fee from Lessee. In addition, Lessee authorizes Lessor to file at Lessor's option informational financing statements and/or fixture filings without Lessee's signature and, if a signature is required by law, Lessee appoints Lessor as Lessee's attorney-in-fact to execute such statements and filings. For purposes of any filing, Lessee hereby grants Lessor a security interest in all lease payments and Equipment, and all interest of Lessee therein, and all proceeds and products thereof, but in no case shall this grant or any filing be deemed to contravene a true-lease transaction. Lessee agrees to pay Lessor a documentation fee to be billed with the first lease payment to cover account setup and administrative costs. Lessee and any guarantor agrees to reimburse Lessor for reasonable costs incurred in collecting taxes, assessments, or fees for which Lessee is liable, and any collection charges attributable thereto, including reasonable attorney fees. Lessee agrees that Lessor is entitled to all tax benefits resulting from ownership of the Equipment. Lessee agrees that, should any such tax benefits be disallowed, Lessee shall indemnify Lessor for such loss by paying Lessor an amount equal to the value of the lost benefits.

6. NOTICE. Until Lessor and Lessee notify each other of any new address in writing, any invoice, notice of transaction notice required by the Lessor by law is validly given when mailed postage prepaid by first class mail to the last known address.

7. SUCCESSORS AND ASSIGNMENTS. LESSEE AGREES NOT TO TRANSFER, SELL, SUBLEASE, ASSIGN, PLEDGE OR ENCUMBER EITHER THE EQUIPMENT OR ANY RIGHTS UNDER THIS LEASE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, and even with Lessor's consent, Lessee shall remain jointly and severally liable to the full extent with Lessee's assignee. However, in any case, the provisions of this Agreement bind all heirs, executors, administrators, successor, trustees, and assigns of the Lessee and any guarantor. LESSOR MAY, AT ITS OPTION ASSIGN ITS RIGHTS AND INTERESTS UNDER THIS LEASE WITHOUT NOTICE. Lessee agrees that Lessor's assignee will have the same rights and remedies that Lessor now has. Lessee agrees that the rights of Lessor's assignee will not be subject to claims, defenses, or setoffs that Lessee may have against Lessor. Lessee agrees that Lessor is not an agent of Lessor's assignee and that Lessor has no affiliation with such assignee except for such assignment. Lessee stipulates that any such assignment by Lessor shall not materially change Lessee's duties, obligations or risks under this Lease.

8. OWNERSHIP AND TITLE. Lessor is the sole owner of the Equipment, has sole title and all residual rights, has the right to inspect the Equipment, and has the right to affix and display a notice of Lessor's ownership thereon. The Equipment shall remain Lessor's personal property whether or not affixed to realty and shall not be part of any real property on which it is placed. At Lessor request, Lessee shall contain a landlord and/or mortgage waiver for the Equipment. All additions, attachments, and accessories placed on the Equipment become part of the Equipment and Lessor's property. Lessee agrees to maintain the Equipment so that it may be removed from the property or building where located without charge.

9. OPERATION AND TERMINATION. Lessee shall be solely responsible for the installation, operation, and maintenance of the Equipment, shall keep it in good condition and running order, and shall use and operate the Equipment in compliance with applicable laws. If the Equipment is of the type not normally maintainable by the Lessee, the Lessee, at its expense, shall maintain in full force and effect throughout the Lease term Supplier's standard maintenance contract. Upon return to Lessor, the Equipment must be eligible, without further cost or expense, for immediate continuation of coverage under Supplier's standard maintenance contract. Lessee agrees to keep and use this Equipment only at the business address specified above, to never abandon or move the Equipment from that address and relinquish possession of the Equipment except to Lessors's agent. At the end of the Lease term, Lessee must contact Lessor, who will designate the return location within the continental United States, and Lessee shall, at Lessee's expense, immediately crate, insure and return the Equipment to the designated location in as good a condition as when Lessee received it, excepting only reasonable wear and tear. Until Lessor actually receives the Equipment at the return location, the Lease renews automatically from month to month, and Lessee agrees to continue to make lease payments at the last effective rate under the lease.

10. RISK OF LOSS AND INSURANCE. Until Lessee has returned the Equipment to the designated location, Lessee bears the entire risk or loss or damage to the Equipment, regardless how arising. Lessee shall immediately notify Lessor of the occurrence of any Loss or other occurrence affecting Lessor's interests and shall make repairs or corrections at Lessee's expense. In such event, Lessee agrees to continue to meet all payment and other obligations under the Lease. Lessee agrees to keep the Equipment insured at Lessee's expense against risks of loss or damage from any cause whatsoever. Lessee agrees that such insurance shall not be less than the unpaid balance of the Lease plus the then current fair market value of the Equipment. Lessee also agrees that the insurance shall be in such additional amount as is reasonable to cover Lessor for public liability and property damage arising from the Equipment or Lessee's use of it. Lessee agrees to name Lessor as the loss payee and an additional insured. Each policy shall provide that the insurance cannot be canceled without thirty days prior written notice to Lessor. Upon request by Lessor, Lessee agrees to furnish proof of each insurance policy including a certificate of insurance and a copy of the policy. The proceeds of such insurance shall be applied at Lessor's sole election toward the replacement or repair of the Equipment or payment towards Lessee's obligations. Lessee appoints Lessor as attorney-in-fact to make any claim for, receive payment of, or execute or endorse all documents, checks or drafts for loss or damage or return of premium under such insurance. Because of increased credit risks to Lessor when not insured by Lessee, Lessee agrees to pay to Lessor each month a risk charge stipulated and liquidated at 25% of Lessor's original Equipment cost until Lessee provides proof of compliance with insurance requirements. In spite of the payments of such risk charge, Lessee has no right or claim to any insurance benefits from Lessor. Lessee is still liable for all losses, and such risk charge is not in lieu of the insurance requirements of this Lease.

11. INDEMNITY. Lessee agrees to indemnify and hold Lessor harmless from and against, any and all losses, damages, injuries, claims, demands, and expenses (a "Claim"), including any and all attorney's fees and legal expenses, arising from or caused directly or indirectly by any actual or alleged use, possession, maintenance, condition (whether or not latent or discoverable), operation, location, delivery or transportation of any item of Equipment. Should Lessee be entitled under applicable law to revoke its acceptance of the Equipment, Lessee agrees to pay and indemnify lessor for any payment by lessor to the Supplier of the Equipment.

12. COLLECTION CHARGES AND ATTORNEY'S FEES. If any part of any sum is not paid when due, Lessee agrees to pay Lessor a) in the first month, a late charge to compensate Lessor for collecting and processing the late sum, such late charge is stipulated and liquidated at the greater of $.15 per dollar of each delayed sum or $.15 plus b) a charge for every month after the first month in which the sum is late to compensate Lessor for the inability to reinvest the sum, such charge is stipulated and liquidated at 1 1/2 % per month, or when less, the maximum allowed by NEW JERSEY or other applicable law, plus c) a collection call charge to compensate Lessor for the time and expense in making any call, such collection call charge is stipulated and liquidated at $15.50 per collection call, plus d) a personal visit charge equal to actual out-of-pocket expenses to compensate Lessor for the time and expense of all collection efforts, plus e) a returned check or non-sufficient funds ("NSF") charge to reimburse Lessor for its time and expense incurred with respect to a check that is returned for any reason, such NSF charge is stipulated and liquidated at the greater of $50 or actual bank charges to Lessor, plus other amounts allowed by law.

LESSEE AND ANY GUARANTOR AGREE TO PAY ALL COSTS OF COLLECTION, INCLUDING COLLECTORS' CONTINGENCY FEES, AND TO PAY LESSOR'S REASONABLE ATTORNEY FEES AS DAMAGES AND NOT COSTS in all proceedings arising under this Lease, such proceedings include any arbitration, bankruptcy proceeding, civil action, mediation, counter claim on which Lessor prevails, or post-judgment action or appeal with respect to any of the foregoing. A reasonable attorney fee is not less than the greater of $300 or 25% of Lessor's total amount in collection.

13. DEFAULT. Lessee shall be in default of this Lease on any of the following events: a) Lessee fails to pay any month's rent within ten days after it first becomes due; b) Lessee assigns, moves, pledges, subleases, sells or relinquishes possession of the Equipment, or attempts to do so, without Lessor's written authorization; c) Lessee breaches any of its warranties or other obligations under this Lease, or any other agreement with Lessor and fails to cure such breach within ten days after Lessor sends notice of the existence of such breach; d) any execution or writ of process is issued in any action or proceeding to seize or detain the Equipment; e) Lessee or any guarantor gives Lessor reasonable cause to be insecure about Lessee's willingness or ability to perform obligations under the Lease or any other agreement with Lessor; f) Lessee or any guarantor dies, becomes insolvent or unable to pay debts when due, stops doing business as a going concern, merges, consolidates, transfers all or substantially all of its assets, makes an assignment for the benefit of creditors, appoints a trustee or receiver or undergoes a substantial deterioration of financial health or; g) Lessee or any guarantor fails to reaffirm this Lease obligation within sixty (60) days of the filing of any petition for protection under the United States Bankruptcy code.

14. REMEDIES. a) Should Lessee default, Lessor has the right to collect and to exercise any or all of the following: 1) Lessor may, without notice, accelerate all sums under the Lease and any other agreement with Lessor, and require Lessee to immediately pay Lessor all sums that are already due and the discounted value of those that will become due, including the lease-end fair market value of the Equipment (subject to 15b); 2) All lost or recaptured Tax benefits to Lessor shall also be immediately due and payable from the Lessee; 3) Lessor has the right to immediately retake possession of the Equipment without any court order or other process of law and for such purpose may enter upon any premises where the Equipment may be, remove the same and apply any proceeds as provided below. Lessee shall be liable for all reasonable costs and expenses incurred in the repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment; 4) Lessor has the right to exercise any remedy at law or equity, notice thereof being expressly waived by Lessee and any guarantor; 5) Lessor's action or failure to act on one remedy constitutes neither an election to be limited thereto nor a waiver of any other remedy or a release of Lessee from the Liability to return the Equipment or for any loss or Claim with respect thereto; 6) The provisions of this Lease are severable and shall not be affected or impaired if any one provision is held unenforceable, invalid, or illegal. Any provision held in conflict with any statute or rule of law shall be deemed inoperative only to the extent of such conflict and shall be modified to conform with such statute or rule; b) To the extent permitted by applicable law, Lessee hereby waives Lessee's right to: 1) cancel or repudiate this lease; 2) revoke acceptance of or reject the Equipment; 3) claim a security interest in the Equipment; 4) accept partial delivery of the Equipment; 5) sell or dispose of the Equipment upon rejection or revocation;
6) seek "cover" in substitution for the Lease from Lessor; and 7) claim an agency relationship between Supplier and Lessor.

15. MITIGATION OF DAMAGES. In furtherance of the mitigation of damages, Lessee and any guarantor agree and stipulate: a) Each accelerated sum and lease-end fair market value shall have a discounted or present value computed at 6% per annum. A single payment present worth factor shall be applied to the lease-end fair market value. A uniform series present worth factor shall be applied to the accelerated periodic payments; b) Should Lessor use or dispose of any returned or repossessed Equipment, Lessor will credit the amount that Lessee owes with any excess which Lessor actually recovers over the cost of retaking and disposing of the equipment. Such credit shall not be deemed to be an equity offset but shall be in full mitigation of Lessor's repossession of the Equipment before the end of the Lease; c) To encourage and facilitate settlement of any dispute, and at apportion litigation costs associated therewith, any deposition of any witness, whether a party or not, shall be taken by telephone and/or by video tape in the county where the witness works or resides. Such deposition may be used for any purpose including any discovery, trial, or proceeding as long as the deponent resides or works more than 100 miles away therefrom. No party shall require any witness to attend any deposition, trial, or proceeding more than 100 miles from where that witness resides or works without first tendering to that witness full payment of all costs reasonably necessary to allow such attendance including travel, transportation, lodging and meal; d) Lessor or Lessee may submit any matter arising out of this transaction, including any claim, counterclaim, setoff, or defense, to binding arbitration by the American Arbitration Association in New Jersey. The decision and award of the arbitrator(s) shall be final and binding and may be entered as rendered in any court having jurisdiction thereof; e) Any action under this Lease by Lessee for claims against Lessor for indemnity, misrepresentation, product liability, breach of warranty and contract default shall be commenced within one (1) year after any such cause of action accrues.

16. CONSENT TO NEW JERSEY LAW, JURISDICTION, VENUE, AND NON-JURY TRIAL. Lessee and any guarantor consent, agree, and stipulate that: a) this Lease shall be deemed fully executed and performed in the State of NEW JERSEY and shall be governed by and construed in accordance with the laws thereof; and b) in any action, proceeding, or appeal on any matter related to or arising out of this Lease, the Lessor, Lessee and any guarantor; 1) SHALL BE SUBJECT TO THE PERSONAL JURISDICTION OF THE STATE OF NEW JERSEY, including any state or federal court sitting therein, and all court rules therefrom; 2) SHALL ACCEPT VENUE IN ANY FEDERAL OR STATE COURT IN NEW JERSEY; and 3) EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY so that trial shall be by and only to the court.

17. CONSENT TO SERVICE OF PROCESS. Lessee and any guarantor agree that any process served for any action or proceeding shall be valid if mailed by certified mail, return receipt requested, with delivery restricted to the Lessee, its registered agent, or any agent appointed in writing to accept such process. Lessee and any guarantor accordingly hereby expressly appoint APPOINTED SERVICES, or its successor, in NEW JERSEY as THEIR AGENT TO ACCEPT SERVICE of such process in connection with this Lease.

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CC FINANCE L.L.C.
Raritan Plaza III, Fieldcrest Ave. #500
Edison, New Jersey 08837
(732) 417-0600